Exhibit 99.2

1 Nuvve Copyright © 2020. All Rights Reserved. 1 We Make Electric Vehicles Affordable And Greener ,QYHVWRU 3UHVHQWDWLRQ ڏ 1RYHPEHU

Legal Disclaimer

This presentation (this "Presentation") is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Newborn Acquisition Corp. ("Newborn" or "NBAC") and Nuvve Corporation ("Nuvve" or the "Company") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will NBAC, Nuvve or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither NBAC nor Nuvve has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Nuvve or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Nuvve and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "model," "target," "goal," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of NBAC's and Nuvve's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of NBAC and Nuvve. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of NBAC or Nuvve is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Nuvve; risks related to the organic and inorganic growth of Nuvve's business and the timing of expected business milestones; the effects of competition on Nuvve's future business; the amount of redemption requests made by NBAC's stockholders; the ability of NBAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in NBAC's final prospectus dated February 13, 2020 under the heading "Risk Factors," and other documents of NBAC filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither NBAC nor Nuvve presently know or that NBAC and Nuvve currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NBAC's and Nuvve's expectations, plans or forecasts of future events and views as of the date of this Presentation. NBAC and Nuvve anticipate that subsequent events and developments will cause NBAC's and Nuvve's assessments to change. However, while NBAC and Nuvve may elect to update these forward-looking statements at some point in the future, NBAC and Nuvve specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing NBAC's and Nuvve's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This Presentation contains projected financial information with respect to Nuvve. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Nuvve Copyright © 2020. All Rights Reserved.

2

Legal Disclaimer (cont.)

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by NBAC with the SEC, and such differences may be material. In particular, all Nuvve historical financial information included herein is preliminary and subject to change pending finalization of the audits of Nuvve for the years ended December 31, 2019 and December 31, 2018 in accordance with PCAOB auditing standards.

Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). NBAC and Nuvve believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing Nuvve's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in Nuvve's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents historical non-GAAP financial measures in connection with GAAP results. You should review Nuvve's audited financial statements, which will be included in the Proxy Statement (as defined below). However, not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, a subsidiary of NBAC intends to file a registration statement with the SEC, which will include a proxy statement/prospectus (the "Proxy Statement/Prospectus") to be distributed to holders of NBAC's ordinary shares in connection with NBAC's solicitation of proxies for the vote by NBAC's shareholders with respect to the Proposed Business Combination and other matters as described in the Proxy Statement/Prospectus, as well as to the holders of NBAC's and Nuvve's securities in connection with offer of the subsidiary's securities to such holders. NBAC will mail a definitive proxy statement/prospectus, when available, to its shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBAC, NUVVE AND THE PROPOSED BUSINESS COMBINATION. SUCH DOCUMENTS WILL BE AVAILABLE FOR FREE AT THE SEC'S WEBSITE AT WWW.SEC.GOV.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NBAC and Nuvve and their respective affiliates and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of NBAC is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as indicated above.

No Offer or Solicitation

This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of NBAC, Nuvve and other companies, which are the property of their respective owners.

Nuvve Copyright © 2020. All Rights Reserved.

3

NUVVE

4 Nuvve Copyright © 2020. All Rights Reserved. Introductions 'Z 'KZz WK/> ^E Ž Ͳ &ŽƵŶĚĞƌ͕ ŚĂŝƌŵĂŶ͕ K TED SMITH Director, COO

5 Nuvve Copyright © 2020. All Rights Reserved. Who is Nuvve ? EƵǀǀĞ ͛ Ɛ ƉƌŽƉƌŝĞƚĂƌǇ ǀĞŚŝĐůĞ Ͳ ƚŽ Ͳ ŐƌŝĚ ;s Ϯ 'Ϳ ƚĞĐŚŶŽůŽŐǇ ĞŶĂďůĞƐ ƚŚĞ ůŝŶŬŝŶŐ ŽĨ ŵƵůƚŝƉůĞ ĞůĞĐƚƌŝĐ ǀĞŚŝĐůĞ ; sͿ ďĂƚƚĞƌŝĞƐ ƚŚƌŽƵŐŚ s ĐŚĂƌŐŝŶŐ ƐƚĂƚŝŽŶƐ ŝŶƚŽ Ă ǀŝƌƚƵĂů ƉŽǁĞƌ ƉůĂŶƚ ;sWWͿ ƉƌŽǀŝĚŝŶŐ ďŝ Ͳ ĚŝƌĞĐƚŝŽŶĂů ƐĞƌǀŝĐĞƐ ƚŽ ƚŚĞ ĞůĞĐƚƌŝĐĂů ŐƌŝĚ ŝŶ Ă ƋƵĂůŝĨŝĞĚ ĂŶĚ ƐĞĐƵƌĞ ŵĂŶŶĞƌ͘ • The company generates revenue from bidding onto energy markets and creates energy savings for its customers • Nuvve’s technology and ecosystem has proven to successfully lower the cost of electric vehicle ownership, while supporting the integration of renewable energy for a scalable and sustainable green society.

Our Mission

To lower the cost of electric vehicle (EV) ownership while supporting the integration of renewable energy for scalable and sustainable green society.



Wind/PV share (global capacity)
15%
2018
52%
2040



POWER GENERATORS
TRANSMISSION SYSTEM
DISTRIBUTION SYSTEM
END CONSUMERS
NUVVE
V2G



EV share (new global sales)
2%
2018
57%
2040

Source : BNEF

Nuvve Copyright © 2020. All Rights Reserved.

6

7 Nuvve Copyright © 2020. All Rights Reserved. EV Market Forecast EV adoption will drive the need for vehicle - grid integration (VGI) and vehicle - to - grid (V2G) in 2021

Electric Grid is Not Ready & Smart Charging will not be Enough

EV Industry

Uni-directional
High volatility
Unconnected to grid
Heavy uncontrolled loads
Increasing regulatory mandates
High cost of batteries/ownership


Britain's electricity generation mix:
www.electricinsights.co.uk
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1920
1940
1960
1980
2000
2020
Wind, hydro, solar
Imports
Gas
Coal
Biomass
Nuclear

Power Industry

Transition to distributed power
High volatility
Increasing renewables
Little virtualization of assets
Increasing load from EVs
Based on fixed assets

High volatility



"The challenge in Norway is not that there is too little power, but too low capacity in parts of the network closest to the consumer. It is certainly challenging." - Christina Bu, director of the Norwegian Electric Car Association

NUVVE

Nuvve Copyright © 2020. All Rights Reserved.

8

Bi-directional is the Solution

EV Industry

Uni-directional
High volatility
Unconnected to grid
Heavy uncontrolled loads
Increasing regulatory mandates
High cost of batteries/ownership

Vehicle-Grid Integration

Bi-directional
Stabilization of renewables
Access to energy markets
Demand/supply matching
Virtualization of assets
Smart battery management

Power Industry

Transition to distributed power
High volatility
Increasing renewables
Little virtualization of assets
Increasing load from EVs
Based on fixed assets

Low volatility w/ Nuvve



Nuvve Copyright © 2020. All Rights Reserved.

9

10 Nuvve Copyright © 2020. All Rights Reserved. 1XYYH ¶ V 3ODWIRUP $QG 6HUYLFHV Helps stabilize the grid with Nuvve’s bidirectional charging Reduces the cost of EV ownership, encourages EV adoption Guarantees vehicle will be set for use by owner when needed Optimizes and protects the vehicle battery ůĞĐƚƌŝĐ ǀĞŚŝĐůĞƐ ŐŽ ĨƌŽŵ ďĞŝŶŐ ƵŶƌĞůŝĂďůĞ ƌĞƐŽƵƌĐĞƐ ŝŶƚŽ ƌĞůŝĂďůĞ͕ ĚŝƐƉĂƚĐŚĂďůĞ ĂŶĚ ŵŽŶĞƚŝǌĂďůĞ ĂƐƐĞƚƐ͘ Enables increased renewable penetration

11 s Ϯ ' Barcelona, Spain Newark, Delaware Manila, Philippines CDG Airport, Paris tŝŶĚŚŽĞŬ͕ EĂŵŝďŝĂ Nagoya, Japan Culver City, CA >ŽŶĚŽŶ͕ h< UCSD, San Diego CA Torrance, CA El Cajon, San Diego CA Nice, France &ƌĞĚĞƌŝŬƐďĞƌŐ͕ ĞŶŵĂƌŬ Corsica, France EVS32 Lyon, France ^ĂŶ :ŽƐĞ͕ Bornholm, Denmark

12 Nuvve Copyright © 2020. All Rights Reserved. Vehicle - Based • Availability • Power capacity • Historic usage &ŽƌĞĐĂƐƚ Market - Based • Historical trends • Projected value • Volatility • Compatible w/ all standards • Control infrastructure directly or via API’s. ‡ WĞƌĨŽƌŵĂŶĐĞ ĂŶĚ &ŝŶĂŶĐŝĂů ZĞƐƵůƚƐ ƌĞƉŽƌƚŝŶŐ ƚŽ ƐƚĂŬĞŚŽůĚĞƌƐ ;ƵƚŝůŝƚŝĞƐ͕ ĨůĞĞƚ ŽǁŶĞƌƐ͕ ĚƌŝǀĞƌƐͿ Bid Dispatch Report Nuvve Platform Implementation '/sĞ Ρ ŐŐƌĞŐĂƚŽƌ DRIVER GRID dd Zz AI Integration, under development

13 Nuvve Copyright © 2020. All Rights Reserved. Nuvve Product Vision ĚĂƉƚĂďůĞ Adjustable Scalable ^ƚĂŶĚĂƌĚƐ ĐŽŵƉĂƚŝďŝůŝƚǇ ; s͕ s^ Ɛ͕ ĞƚĐ͘Ϳ Evolving with energy markets worldwide Micro - service based to enable quick iteration

Value (Revenue) Proposition

- Nuvve is capable of providing all levels of Vehicle Grid Integration, including V2G, providing revenues from grid services and uutility bill savings behind the meter.



Utility
Interconnection
V2G
V2G

	Value Proposition
Smart Charging Binary Stop/Start charge at scheduled times	TOU[(1)]
V1G Dynamic charge rate based on external signals	Demand Response
V2H / V2B Bi-directional capable, connected to buildings, able to respond to tariff signals.	Demand Charge Management, Emergency Back-up
V2G Interconnected energy storage that can respond to fast grid signals and participate in energy markets	Wholesale Energy Market (Ancillary, Capacity, Energy)

(1) TOU = Time of Use Optimization

Nuvve Copyright © 2020. All Rights Reserved.

14

NUVVE

15 Nuvve Copyright © 2020. All Rights Reserved. 'HQPDUN %XVLQHVV &DVH Average Revenue per Car/Mo: 158€ Average Bid Capacity in Oct 19: 227kW Total Capacity: 398kW (43 Vehicles) Without Building Services: Nuvve P&L, per car per year Sep 2017 - Aug 2018 FCR* Revenue Base EUR 2,082 Energy Export (to Grid) EUR 106 Mobility Fee EUR 562 Total Revenues EUR 2,750 100% Cost of Energy EUR (1,340) -49% Cost of Chargers, Nuvve EUR (586) -21% Total Operating Expenses EUR (1,927) -70% Nuvve Remaining EUR 823 30% * Frequency Control Regulation

16 Nuvve Copyright © 2020. All Rights Reserved. Energy And Power Capacity Market Grid - wide Behind the meter/Grid - wide %HKLQG WKH PHWHU 'LVWULEXWLRQ JULG Combination 1. Frequency Regulation 2. Demand Charge Demand Response 3. PV Integration Energy Optimization 4. Distribution Grid Services 5. Energy Arbitrage 0DUNHW VL]H 1XPEHU (9 0 % SHU FDU SHU \HDU 500M / $250B $500 per car per year 30M / $30B $1,000 per car per year 130M / $65B $500 per car per year 250M / $200B $800 per car per year Sources: EDF / NREL / EnTSO - E / PJM/ NGESO/ Nordpool / RTE / PG&E High value – Power capacity 3HDN 3RZHU ڏ (9 ,QWHJUDWLRQ (QHUJ\ XVDJH 2SWLPL]DWLRQ Voltage control, Load Management Energy trading

17 Nuvve Copyright © 2020. All Rights Reserved. Nuvve Comparison to Competition Today Transportation Fleet Charge ᤯ ᤯ ᤯ ᤯ ᤯ Behind - The - Meter TOU ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Grid Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ Voltag e Control ᤯ Reactive Power ᤯ ŶĞƌŐǇ ƌďŝƚƌĂŐĞ ᤯ ᤯ Freq. Regulation ᤯ Bi - Directional ᤯ ᤯ ᤯ ᤯

First-mover Advantage in V2G Space

First Mover Advantage	Nuvve Today	Entry Barrier for Competitors
Intellectual Property (IP)	Nuvve owns key patents	Difficult for competitors to peform V2G functions without violating Nuvve`s IP
Qualification by Transmission System Operator (TSO)	Nuvve is already qualified by multiple TSOs which makes Nuvve easier to expand in other areas	It is a long path for distributed resources and aggregators to be qualifed by TSO : 12-36 months
Experience (market participation & stake-holders)	Nuvve has 10 years experience of market participation and stake-holder interaction including with car OEMs	Optimization of market participation and cusotmer`s value proposition is a key element for competitiveness.
Data Collection	A huge amount of data has been accumulated inside Nuvve	Data is a key element for rapid and accurate future development

Nuvve Copyright © 2020. All Rights Reserved.

18

NUVVE

Nuvve Roll-out Strategy


Charge Point Operator (CPO)
US – Europe - Japan / 15118-20 and other standards v2g
Nordics and Europe / v1g
Car OEM
US – Europe - Japan / Telematic v2g
US - Europe / Telematic v1g
Heavy Duty Fleet
US – Europe / Shuttle – Delivery Truck – Transit bus
US / School Bus
Light Duty Fleet
Europe / Chademo
US - Europe / CCS DC
2020
2021
2022
2023

NUVVE

Nuvve Copyright © 2020. All Rights Reserved.

19

SPV Brings Financing and a Turnkey Solution

Charging Consultation & Installation

- Consultative approach with network of installation partners

Financing

- Enable financing of equipment, including the bus with partners
- Use a Special Purpose Vehicle (SPV) to finance equipment
- Vehicle, Charging station and installation can be supported through SPV
- Target mid ten's IRR

Finance equipment, including vehicle by leveraging V2G revenue


Vehicle
EVSE
Charging Station
BTM Cost
Behind-the-Meter (installation)
TTM Cost
To-the-Meter (grid upgrades)

Nuvve Copyright © 2020. All Rights Reserved.
20
NUVVE

School Bus SPV Model



INVESTORS
Equity
Debt
SPV
LLC or LP
EVSE Mfrs
NUVVE
Energy Market
BTM
Mkt Participation
V2G & BTM Revs
Rev Share
School District
Bus Owner
Provide Required Infrastructure & Turnkey Svc
Assign LCFS & Grid Service Revenues
Equipment & Services
Network Upgrades
EV Bus Procurement
EVSE Procurement
Network Upgrades
Capital Outlay for Eqpt & Svcs
EPC
OEMs
EVSE Mfrs
ISOs
Utilities

Nuvve Copyright © 2020. All Rights Reserved.

21

22 Nuvve Copyright © 2020. All Rights Reserved. The Nuvve Team GREGORY POILASNE Co - Founder, Chairman, CEO TED SMITH Director, COO t/>>/ D < DWdKE Ž Ͳ &ŽƵŶĚĞƌ͕ ŚĂŝƌŵĂŶ d D Z dZ , E sW͕ DĂƌŬĞƚŝŶŐ RAPHAEL DECLERCQ Board Member KENJI YODOSE Board Member JACKIE PIERO VP. Regulatory Board of Directors LYNN AMES VP. HR & Infrastructure Tim O’Neal VP, Engineering

7UDQVDFWLRQ 6XPPDU\ )LQDQFLDOV

Nuvve Copyright © 2020. All Rights Reserved. Transaction Summary • Nuvve is being acquired by Newborn, a publicly listed special purpose acquisition company with $57.5M cash in trust • Nuvve pre - money equity value of ~$102M • Consideration to Nuvve paid with ~10.2M shares. • Transaction assumes ~$14M common stock and warrant PIPE at $10.00/share. For every PIPE share purchased, PIPE investors receive 1.9 warrants; each whole warrant exercisable for ½ a common share (4) • Pro forma market capitalization of ~$202M; pro forma enterprise value of ~$132M • Nuvve will own ~53% of the combined company (~61% with earnout) • Approximately $66M cash rolls to balance sheet; ~$70M on balance sheet post transaction including $4M in bridge proceeds • Nuvve shall be entitled to an earnout of 4 million newly issued shares if Nuvve’s CY 2021 revenue exceeds $30M POST TRANSACTION VALUATION ($MM) (1)(2)(3) SOURCES & USES ($MM) 3267 75$16$&7,21 9$/8$7,21 00 (1) Assumes zero redemptions from SPAC (2) Does not include ~3 million common shares underlying IPO warrants exercisable at $11.50 per share nor 0.75M common shares underlying warrants being offered in this PIPE exercisable at $11.50 per share (3) Does not include 0.3M unit purchase options to the NBAC IPO underwriter (4) Nuvve is also receiving a $4M bridge private placement in a senior secured convertible debenture that will convert into equit y immediately prior to closing of the business combination. The bridge investor shall not receive any proceeds from the earnou t, if achieved Shares Outstanding 20.2 Price Per Share $10.00 Market Capitalization $201.9 Plus: Debt $0.0 Less: Cash $70.3 Enterprise Value $131.6 Sources Cash Remaining in Trust $57.5 Nuvve Equity Roll $101.7 PIPE - Common $14.3 Total $173.4 Uses Nuvve Equity Roll $101.7 Fees & Expenses (Estimated) $5.5 Cash to Balance Sheet $66.3 Total $173.4 Shares % Value (mm's) Newborn Sponsor 1.7 8.6% $0.0 SPAC IPO Investors 6.3 31.3% $0.0 PIPE Investors 1.4 7.1% $0.0 Nuvve 10.7 53.0% $0.0 Total 20.2 100.0% $0.0 Nuvve w/ Earnout 14.7 60.8% Newborn Sponsor 8.6% SPAC IPO Investors 31.3% PIPE Investors 7.1% Nuvve 53.0%

25 EƵǀǀĞ ŽƉǇƌŝŐŚƚ Ξ ϮϬϮϬ ͘ ůů ZŝŐŚƚƐ ZĞƐĞƌǀĞĚ͘ Nuvve Comparable Company Benchmarking • Nuvve’s 2020 – 2022E revenue CAGR of 312% significantly higher than comparables • Nuvve’s pro forma valuation is at a significant discount to the two primary comparables, BLNK and ChargePoint Revenue CAGR (2020 - 2022) EV / 2020E Revenue (1)(2) (9 ( 5HYHQXH Sources: SEC filings, S&P CapitalIQ , as of 11/9/2020 (1) Assumed Nuvve 2020 estimated revenue of $5.5M which is the midpoint of the projected revenue range of $5M - $6M (2) Assumes no redemptions from Switchback Energy Acquisition SPAC. Net cash and share count data derived from Switchback Energy Acquisition’s publicly filed presentation 312.0% N/A 60.0% 23.9x 44.3x 34.2x 4.1x 22.1x 23.3x

Nuvve Copyright © 2020. All Rights Reserved. Historical and Projected P&L (1) 2017 and 2018 are audited statements; 2019 and YTD are unaudited (2) YTD includes 1/1/20 – 9/30/20 PROJECTION ACTUALS (1) 2020 ($ in '000s) 2017 2018 2019 YTD (2) Low High 2021 2022 Revenue $720 $1,519 $3,482 $2,999 $5,000 $6,000 $32,300 $93,400 COGS $383 $532 $1,441 $477 $1,535 $2,244 $17,700 $45,700 Gross Profit $337 $988 $2,041 $2,522 $3,465 $3,756 $14,600 $47,700 Operating Income (Loss) ($2,915) ($7,867) ($5,885) ($2,449) ($3,206) ($2,915) $3,200 $25,400

27 EƵǀǀĞ ŽƉǇƌŝŐŚƚ Ξ ϮϬϮϬ ͘ ůů ZŝŐŚƚƐ ZĞƐĞƌǀĞĚ͘ Balance Sheet Snapshot (1) (1) Unaudited as of 9/30/2020 (2) Convertible notes convert to equity prior to merger close $ in '000s ASSETS LIABILITIES Current Assets Current Liabilities Cash 59$ Accounts payable 1,887$ Accounts receivable 634 Accrued expenses 339 Inventory 185 Deferred revenue 1,846 Prepaid expenses and other 399 Convertible notes (2) 1,118 Total Current Assets 1,276 Total Current Liabilities 5,189 Property and equipment, net 101 PPP loan 482 Investment in joint venture 671 EIDL SBA Loan 160 Intangible assets, net 1,251 TOTAL LIABILITIES 5,831$ Other 23 TOTAL ASSETS 3,323$

Appendix

Nuvve Copyright © 2020. All Rights Reserved. Company Outline • The world’s only platform enabling profitable deployment of EV fleets globally • University of Delaware Spin Off (invention of V2G) • HQ in San Diego, CA • Offices in Copenhagen, London, Newark (DE), Paris • Core IP: 15 patents filed or pending • Projects around the world • 3 years of commercial operation in Denmark • Corporate investors o EDF Renewable EDF o Toyota Tsusho • Joint Venture DREEV

30 Nuvve Copyright © 2020. All Rights Reserved. Market Access By Region 3URGXFW U.S.A Denmark Norway U.K France Japan China CAISO PJM NYISO Time of Use (Optimization) ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ n/a n/a n/a n/a ᤯ n/a Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2020 Frequency Regulation 2022 ᤯ ᤯ ᤯ ᤯ 2020 2020 2024 2022 Capacity ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2022 2022 Energy ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ с z ^ zĞĂƌ с tŚĞŶ ŵĂƌŬĞƚ ǁŝůů ŽƉĞŶ

Year 2019 Recap

- 10 years of market participation in PJM (the largest transmission system operator (TSO) in the country)
- 3.5 years of commercial operation in Denmark
- Average $2,000 per vehicle per year
- Dreev, a EDF and Nuvve Joint venture focused G5 France, UK, Italy, Belgium and Germany
- Strategic agreement established with key school bus OEM Lion, Blue Bird
- METI project deployment success in Japan
- KEPCO MOU, State Grid LoI



JCDecaux in Denmark



V2G fleet deployment in Denmark


TRITON RIDES

V2G enabled ride share service at UC – San Diego



Torrance, CA - School District

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Market size (Global) & Revenue Opportunity/Unit

Total Electric Market is worth $3,214B in 2016 *(source: Reuters)*



$1.5B
TAM / year
$500 / EV / year
Transportation Services



$4B
TAM / year
$800 / EV / year
Behind-The-Meter Services



$290B
TAM / year
$2000 / EV / year
Grid Services

$ Value Per EV Per Year

Total Opportunity



$296B
TAM / year
$3300 / EV / year

Source: EDF and Nuvve edition
https://www.nrel.gov/docs/fy17osti/68963.pdf

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